SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 5, 2007

SIGMA-ALDRICH CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-8135	43-1050617
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

3050 Spruce Street

St. Louis, Missouri 63103

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (314) 771-5765

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other

On July 5, 2007 Sigma-Aldrich issued a press release announcing the promotion of two current senior executives to new responsibilities with the Company. Gerrit van den Dool, 53 will assume expanded duties in the newly created position of Vice President Sales and Dr. David A. Smoller, 44, will become the new President of the Company’s Research Biotech business unit. Shaf Yousaf, previous President of the Company’s Research Biotech business unit has resigned his operational responsibilities effective immediately and will complete transitional responsibilities on August 4, 2007. This press release is furnished as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

The following Exhibits are filed with this Current Report on Form 8-K:

Exhibit Number	Description
99.1	Press Release issued July 5, 2007 - SIGMA-ALDRICH NAMES NEW SALES & RESEARCH BIOTECH LEADERS.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 6, 2007

SIGMA-ALDRICH CORPORATION

	By:	/s/ Karen Miller
Karen Miller, Corporate Controller

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EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release issued July 5, 2007 - SIGMA-ALDRICH NAMES NEW SALES & RESEARCH BIOTECH LEADERS.

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